FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of July 9, 2015, among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent on behalf of the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and as Swingline Lender and as Issuing Lender and the Lenders party hereto.
RECITALS:
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of June 13, 2014 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”; and, except as otherwise herein expressly provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Credit Agreement).
B.    The Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement as more fully set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment of Credit Agreement. Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:
(a)The following defined terms are hereby added to Section 1.1 of the Credit Agreement as follows:
“Impacted Interest Period” has the meaning assigned to it in the definition of “Eurodollar Base Rate.”
“Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available for deposits in Dollars) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available for deposits in Dollars) that exceeds the Impacted Interest Period, in each case, at such time.
“Letter of Credit Commitment”: with respect to each Issuing Lender, the commitment of such Issuing Lender to issue Letters of Credit hereunder. The initial amount of each Issuing Lender’s Letter of Credit Commitment is set forth on Schedule 3.1A, or if an Issuing Lender has entered into an Assignment and la-1290464

Assumption, the amount set forth for such Issuing Lender as its Letter of Credit Commitment in the Register maintained by the Administrative Agent.
“LIBO Screen Rate”: has the meaning assigned to it in the definition of “Eurodollar Base Rate”.
(b)The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
“Applicable Margin”: means, for each Type of Loan, the rate per annum set forth in the pricing grid below:

Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
≤ 40%	1.625%	0.625%	0.25%
> 40% but ≤ 50%	1.75%	0.75%	0.30%
> 50% but ≤ 55%	2.00%	1.00%	0.35%
> 55%	2.25%	1.25%	0.40%

“Commitment”: as to any Lender, the obligation of such Lender to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Commitment” opposite such Lender’s name on Schedule 1.1A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Commitment is $500,000,000.

“Eurodollar Base Rate”: with respect to each Interest Period pertaining to a Eurodollar Loan, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for deposits in Dollars) for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on the Reuters Screen LIBOR01 Page or LIBOR02 Page as of 11:00 A.M., London time, two (2) Business Days prior to the beginning of such Interest Period (or, in the event such rate does not appear on such Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the “LIBO Screen Rate”); provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided further that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to deposits in Dollars then the Eurodollar Base Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

la-1290464

“Federal Funds Effective Rate”: for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by JPMorgan Chase Bank, N.A. from three federal funds brokers of recognized standing selected by it; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Interest Period”: as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one week, or one, two, three or six months thereafter (or, such other period as may be agreed to by all Lenders), as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one week, or one, two, three or six months thereafter (or, such other period as may be agreed to by all Lenders), as selected by the Borrower by irrevocable notice to the Administrative Agent not later than 11:00 A.M., New York City time, on the date that is two (2) Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:
(i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
(ii)    the Borrower may not select an Interest Period that would extend beyond the Termination Date; and
(iii)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.
“Issuing Lender”: JPMorgan Chase Bank, N.A., Bank of America, N.A., U.S. Bank, National Association, and Regions Bank, each in its capacity as issuer of any Letter of Credit and any other Lender approved by the Administrative Agent and the Borrower that has agreed in its sole discretion to act as an “Issuing Lender” hereunder, or any of their respective affiliates, in each case in its capacity as issuer of any Letter of Credit. Each reference herein to “the Issuing Lender” shall be deemed to be a reference to the relevant Issuing Lender.
“L/C Commitment”: $250,000,000; provided, however, that the L/C Commitment automatically shall be increased by an amount equal to fifty percent (50%) of each dollar increase by which the Total Commitments have been increased in accordance with Section 2.21.
“Non-U.S. Lender”: as defined in Section 2.16(f)(ii).

la-1290464

“Termination Date”: July 9, 2019, subject, however, to earlier termination of the Total Commitment pursuant of the terms of this Agreement.
(c)The following defined terms are hereby deleted in their entirety from Section 1.1 of the Credit Agreement:
“Exiting Lender”
“Gross Leverage Ratio”
“New DB Lender”
(d)The first sentence of Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
2.2    Procedure for Revolving Loan Borrowing. The Borrower may borrow under the Commitments during the Commitment Period on any Business Day, provided that the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent (a) prior to 1:00 P.M., New York City time, three (3) Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) by 2:00P.M., New York City time, on the requested Borrowing Date, in the case of ABR Loans), specifying (i) the amount and Type of Loans to be borrowed, (ii) the requested Borrowing Date and (iii) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor.
(e)    Section 2.3(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)    Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Commitments from time to time during the Commitment Period by making swing line loans (“Swingline Loans”) to the Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding Revolving Loans, may exceed the Swingline Commitment then in effect, but subject to clause (ii)), (ii) the aggregate principal amount of Swingline Loans outstanding when aggregated with the Swingline Lender’s Percentage Interest of other outstanding Revolving Loans and the Swingline Lender’s Percentage Interest of L/C Obligations shall not exceed the Swingline Lender’s Commitment, (iii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Commitments would be less than zero, and (iv) Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the Borrowing Base Availability would be less than zero. During the Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be ABR Loans only.

la-1290464

(f)Section 2.16(f)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(ii)    any Lender that is not a U.S. Person (a “Non-U.S. Lender”) shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(A)    in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(B)    executed originals of IRS Form W-8ECI;
(C)     in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN-E; or
(D) to the extent a Non-U.S. Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;

(g)Section 2.16(f)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(iv)    If a payment made to a Lender under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA and the rules and regulations promulgated pursuant thereto if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or la-1290464

Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining whether withholding Taxes will be imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall, to the extent permissible under applicable law, treat (and the Lenders hereby authorize the Borrower and the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(h)The first sentence of Section 2.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
2.21 Increase in Commitments. The Borrower may, at its option, at any time or from time to time prior to the Termination Date, increase the Total Commitments by up to $100,000,000 (the “Commitment Increase”) to an aggregate principal amount not to exceed $600,000,000 by requesting the existing Lenders or new lenders to commit to any such increase; provided that: (i) no Lender shall be required to commit to any such increase; (ii) no such increase shall become effective unless at the time thereof and after giving effect thereto (A) no Default or Event of Default shall have occurred and be continuing, (B) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects, provided, that, to the extent any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect, such representation shall be true and correct in all respects, and (C) Administrative Agent shall have received a certificate from Borrower to the effect of (A) and (B) of clause (ii); and (iii) no new lender shall become a Lender pursuant to this Section 2.21 unless such lender is an Eligible Assignee and Administrative Agent shall have given its prior written consent, which consent shall not be unreasonably withheld.
(i)Section 3.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue letters of credit (“Letters of Credit”), not to exceed in the aggregate such Issuing Lender’s Letter of Credit Commitment, for the account of the Borrower (and on behalf of the Borrower or any of its Subsidiaries or joint ventures) on any Business Day during the Commitment Period in such customary form as may be approved from time to time by the respective Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) (A) the L/C Obligations would exceed the L/C Commitment, or (B) such Issuing Lender’s Percentage Interest of L/C Obligations when aggregated with such Issuing Lender’s Percentage Interest of outstanding Revolving Loans and such Issuing Lender’s Percentage Interest in Swingline Loans would exceed such Issuing Lender’s Commitment, (ii) the aggregate amount of the Available Commitments would be less than zero, or (iii) the Borrowing Base Availability would be less than zero.

la-1290464

The Borrower may, at any time and from time to time, reduce the Letter of Credit Commitment of any Issuing Lender with the consent of such Issuing Lender; provided that the Borrower shall not reduce the Letter of Credit Commitment of any Issuing Lender if, after giving effect of such reduction, the conditions set forth in clauses (i)- (iii) above shall not be satisfied. The Borrower may, at any time and from time to time, reallocate the Letter of Credit Commitment by reducing the Letter of Credit Commitment of one or more Issuing Lenders and increasing the Letter of Credit Commitment of one or more other Issuing Lenders, provided that (a) each affected Issuing Lender consents to such reallocation, (b) Borrower provides written notice to the Administrative Agent and (c) the aggregate of the total Letter of Credit Commitment does not increase or decrease. Each Letter of Credit shall (A) be denominated in Dollars and (B) expire no later than the earlier of (x) the second anniversary of its date of issuance and (y) the date that is 364 days after the Termination Date, provided (I) that any Letter of Credit with up to a two-year term may provide for the renewal thereof for up to an additional two-year period (which shall in no event extend beyond the date referred to in clause (y) above) and (II) at least 60 days prior to the Termination Date, Borrower shall, to the extent of the balance, replace outstanding Letters of Credit and/or deposit an amount equal to the Minimum Collateral Amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions satisfactory to the Administrative Agent. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of a Subsidiary or joint venture inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiary or joint venture. The letters of credit issued under the Original Credit Agreement set forth on Schedule 3.1 (collectively, the “Existing LCs”) shall be continued from the Original Credit Agreement under this Agreement and from and after the date hereof, notwithstanding any language to the contrary contained in any of the Existing LCs, the Existing LCs shall be deemed Letters of Credit issued under this Agreement, and Borrower shall execute such acknowledgments and agreements as Administrative Agent my reasonably request to evidence the foregoing. Each Lender from time to time party hereto, including each Lender which was not a lender under the Original Credit Agreement, each as an L/C Participant hereunder, hereby irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender under the Existing LCs, on the terms and conditions set forth in Section 3.4 below, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Percentage Interest in the Issuing Lender’s obligations and rights under and in respect of each Existing LCs and the amount of each draft paid by the Issuing Lender thereunder.
(j)    Section 10.2 of the Credit Agreement is hereby amended by modifying the Administrative Agent’s address for notices to read as follows:
JPMorgan Chase Bank, N.A.
Wholesale Loan Operations
Floor 03, Ops 2, 500 Stanton Christiana Road
Newark, Delaware 19713
Telephone: _____________________
Email: _________________________

la-1290464

With a copy to:
Morrison & Foerster LLP
707 Wilshire Blvd., Suite 6000
Los Angeles, CA 90017
Attention: Marc D. Young, Esq.
Telephone: 213-892-5659
Email: myoung@mofo.com
(k)Section 10.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
10.10 Integration. This Agreement and the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent and (ii) changes to the Letter of Credit Commitment of any Issuing Lender represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(l)Section 10.18 of the Credit Agreement is hereby deleted in its entirety.
(m)Schedule 1.1A [Commitments] to the Credit Agreement is hereby amended and restated in its entirety with amended Schedule 1.1A attached to this Amendment.
(n)Attached to this Amendment is a new Schedule 3.1A to the Credit Agreement.
(o)From and after the Effective Date, all references in the Loan Documents to the Schedules to the Credit Agreement shall be deemed to refer to, in addition to the other existing Schedules to the Credit Agreement, the amended Schedule 1.1A and new Schedule 3.1A attached to this Amendment.
Section 2.    Effective Date. Subject to the satisfaction of the conditions set forth in Section 4 hereof, this Amendment shall be effective as of the date of this Amendment (the “Effective Date”).
Section 3.    Representations. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:
(a)    Each of the representations and warranties contained in the Credit Agreement, as amended by this Amendment, or any of the other Loan Documents, is true and correct in all material respects on and as of the date hereof except if any such representation or warranty was made as of a specific date, then the same shall have been true and correct in all material respects as of such specific date;
(b)    As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated hereby, no Default or Event of Default has occurred and is continuing;

la-1290464

(c)    Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
(d)    This Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation, the certificate of incorporation or by-laws of Borrower, or any order of any governmental authority and (iii) will not violate or result in a default under any Contractual Obligation of Borrower.
Section 4.    Conditions to the Effectiveness of this Agreement. It shall be a condition precedent to the effectiveness of this Amendment that each of the following conditions are satisfied:
(a)    the parties hereto shall have executed and delivered counterparts of this Amendment to the Administrative Agent;
(b)    each Guarantor shall have executed and delivered a Reaffirmation of Amended and Restated Guarantee Agreement, in the form of the Reaffirmation of Guarantee Agreement attached hereto as Exhibit A;
(c)    the Administrative Agent shall have received such opinions with respect to Borrower as Administrative Agent may require concerning the due authorization, execution, delivery and enforceability of this Amendment;
(d)    the Borrower shall have executed and delivered Notes to each Lender requesting a promissory note;
(e)    no Default or Event of Default shall exist as of the Effective Date;
(f)    Borrower shall have delivered to the Administrative Agent a duly executed Compliance Certificate and a Borrowing Base Certificate, each for the period ending March 31, 2015;
(g)    Borrower shall have paid to the Administrative Agent and the Lenders all fees required to be paid in connection with this Amendment;
(h)    Borrower shall have paid to the Administrative Agent all of the Administrative Agent’s reasonable out of pocket costs and expenses, including legal fees, incurred in connection with this Amendment.

la-1290464

Section 5.    Reaffirmation and Ratification. Borrower hereby: (a) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents and agrees to continue to be bound thereby and perform thereunder; (b) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified; and (c) acknowledges and agrees that to its knowledge it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents.
Section 6.    Miscellaneous.
(a)    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(b)    Amendments, Etc. The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and the Administrative Agent (with any required consent of the Lenders pursuant to the Credit Agreement). Any such waiver, modification or amendment shall be binding upon Borrower, the Administrative Agent and each Lender (including the Swingline Lender and each Issuing Lender).
(c)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower, the Administrative Agent and the Lenders (including the Swingline Lender and each Issuing Lender).
(d)    Captions. The captions and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
(e)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(f)    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature pages follow]

la-1290464

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MERITAGE HOMES CORPORATION, as Borrower

By:	/s/ Larry W. Seay

Name:	Larry W. Seay

Title:	Exec. Vice President, Chief Financial Officer

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation

la-1290464

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Lender, Swingline Lender and as a Lender
By:         /s/ Mohammad Hasan
Name:     Mohammad Hasan

Title:	Executive Director

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation

la-1290464

CITIBANK, N.A., as a Lender
By:         /s/ Michael Vondriska
Name:     Michael Vondriska

Title:	Vice President

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation

la-1290464

Deutsche Bank AG New York Branch, as a Lender
By:         /s/ Peter Cucchiars
Name:     Peter Cucchiars

Title:	Vice President

By:         /s/ Anca Trifan
Name:     Anca Trifan

Title:	Managing Director

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation

la-1290464

BANK OF AMERICA, N.A., as a Lender and an Issuing Lender
By:         /s/ Michael W. Edwards
Name:     Michael W. Edwards

Title:	Senior Vice President

Signature page to Amendment with Meritage Homes Corporation

la-1290464

REGIONS BANK, as a Lender and an Issuing Lender
By:         /s/ Daniel W. Hill
Name:     Daniel W. Hill

Title:	Senior Vice President

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation

la-1290464

U.S. BANK NATIONAL ASSOCIATION, as a Lender and an Issuing Lender
By:         /s/ Adrian Montero
Name:     Adrian Montero

Title:	Senior Vice President

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation

la-1290464

ROYAL BANK OF CANADA, as a Lender
By:         /s/ Brian Gross
Name:     Brian Gross

Title:	Authorized Signatory

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation

la-1290464

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:         /s/ J. Richard Litton
Name:     J. Richard Litton

Title:	Senior Vice President

By:         /s/ Douglas G. Paul
Name:     Douglas G. Paul
Title:         Senior Vice President

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation

la-1290464

NATIONAL BANK OF ARIZONA, a national banking association, as a Lender
By:         /s/ Martina Burberry
Name:     Martina Burberry

Title:	Vice President

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation

la-1290464

TEXAS CAPITAL BANK, N.A., as a Lender
By:         /s/ Joe Hardy
Name:     Joe Hardy

Title:	Senior Vice President

[Signatures continue on the next page.]

Signature page to Amendment with Meritage Homes Corporation
la-1290464

COMERICA BANK, as a Lender
By:         /s/ Casey L. Stevenson
Name:     Casey L. Stevenson

Title:	Vice President

Signature page to Amendment with Meritage Homes Corporation

la-1290464

Exhibit A

REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE AGREEMENT
As consideration for the agreements and covenants contained in the within Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned (“Guarantor”), as a guarantor under that certain Amended and Restated Guarantee Agreement, dated as of June 13, 2014 (the “Guarantee Agreement”), delivered to the Administrative Agent in connection with the extension of credit made by the Lenders pursuant to the Credit Agreement referred to above, hereby acknowledges, covenants and agrees as follows:
1.    By the execution hereof, such Guarantor hereby consents to the within Amendment and all the modifications to the Loan Documents contemplated in connection therewith.
2.    References to the Guarantee Agreement in any or all of the Loan Documents shall be deemed to include references to the Guarantee Agreement as reaffirmed and ratified by this Reaffirmation of Guarantee Agreement.
3.    Such Guarantor reaffirms that the Guarantee Agreement remains unchanged and in full force and effect.
4.    Such Guarantor reaffirms all of its respective obligations contained in the Guarantee Agreement, which shall remain in full force and effect for all the obligations of such Guarantor now or hereafter owing to Administrative Agent (on behalf of the Lenders) pursuant to the terms and conditions of the Guarantee Agreement and acknowledges, agrees, represents and warrants that no agreements exist with respect to the Guarantee Agreement or with respect to the obligations of the Guarantor thereunder except those specifically set forth in this Reaffirmation of Guarantee Agreement.
5.    As of the date hereof and immediately after giving effect to this Amendment and the actions contemplated thereby, each of the representations and warranties of such Guarantor contained in the Guarantee Agreement, as amended by this Amendment, is true and correct in all material respects.
6.    Such Guarantor acknowledges and agrees that it has entered into and delivered this Reaffirmation of Guarantee Agreement of Guarantor’s own free will, voluntarily and without coercion or duress of any kind, and has been represented in connection herewith by counsel of its choice and is fully aware of the terms contained in this Reaffirmation of Guarantee Agreement.
[Signature page follows.]

la-1290464

IN WITNESS WHEREOF, each Guarantor has caused this Reaffirmation of Amended and Restated Guarantee to be duly executed and delivered as of this July ____, 2015.

GUARANTORS:

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF ARIZONA, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES CONSTRUCTION, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation
la-1290464

MERITAGE HOMES OF TEXAS HOLDING, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF CALIFORNIA, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TEXAS JOINT VENTURE
HOLDING COMPANY, LLC

By:	Meritage Homes of Texas, LLC
Its:	Sole Member

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOLDINGS, L.L.C

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation
la-1290464

MERITAGE HOMES OF NEVADA, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF COLORADO, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation
la-1290464

MERITAGE HOMES OF FLORIDA, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc.
Its:	Sole Member and Manager

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TEXAS, LLC

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OPERATING COMPANY, LLC

By:	Meritage Holdings, L.L.C.
Its:	Manager

By:	Meritage Homes of Texas Holding, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation
la-1290464

WW PROJECT SELLER, LLC

By:	Meritage Paseo Crossing, LLC
Its:	Sole Member

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF THE CAROLINAS, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

CAREFREE TITLE AGENCY, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

M&M FORT MYERS HOLDINGS, LLC

By:	Meritage Paseo Crossing, LLC
Its:	Sole Member and Manager

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation
la-1290464

MERITAGE HOMES OF FLORIDA REALTY LLC

By:	Meritage Homes of Florida, Inc.
Its:	Manager and Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF TENNESSEE, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF SOUTH CAROLINA, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH REALTY LLC

By:	Meritage Paseo Crossing, LLC
Its:	Sole Member and Manager

By:	Meritage Homes of Arizona, Inc.
Its:	Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation
la-1290464

MERITAGE HOMES OF GEORGIA, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH GA REALTY LLC

By:	Meritage Homes of Georgia, Inc.
Its:	Manager and Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH SC REALTY LLC

By:	Meritage Homes of South Carolina, Inc.
Its:	Manager and Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MTH SHELF CO., INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation
la-1290464

MLC HOLDINGS, INC., dba MLC LAND
HOLDINGS, INC.

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

MERITAGE HOMES OF GEORGIA REALTY,
LLC

By:	Meritage Homes of Georgia, Inc.
Its:	Manager and Sole Member

By:	Name:	Larry W. Seay
	Title:	Executive Vice President, Chief
Financial Officer and Assistant
Secretary

Signature Page to Reaffirmation
la-1290464

Amended Schedule 1.1A

Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$60,000,000
Citibank, N.A.	$60,000,000
Bank of America, N.A.	$60,000,000
Deutsche Bank AG New York Branch	$60,000,000
Royal Bank of Canada	$60,000,000
PNC Bank, National Association	$60,000,000
Regions Bank	$30,000,000
U.S. Bank National Association	$45,000,000
National Bank of Arizona, a national banking association	$20,000,000
Comerica Bank	$20,000,000
Texas Capital Bank, N.A.	$25,000,000
Total Commitments	$500,000,000

la-1290464

Schedule 3.1A

Letter of Credit Commitments

Issuing Lender	Letter of Credit Commitment
JPMorgan Chase Bank, N.A.	$40,000,000
Bank of America, N.A.	$85,000,000
U.S. Bank National Association	$85,000,000
Regions Bank	$40,000,000
Total Letter of Credit Commitments	$250,000,000

la-1290464